UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 18, 2005

                                  BIOSTEM, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)


             Nevada                   000-49933            95-4886472
            --------                  ----------          -----------
     (State or other jurisdiction    (Commission         (IRS Employer
          of incorporation)          File Number)     Identification No.)


          200 HANNOVER PARK ROAD, SUITE 120, ATLANTA, GA       30350
         --------------------------------------------------------------
        (Address of principal executive offices)            (Zip Code)


        Registrant's telephone number, including area code (770) 650-1733


                         National Parking Systems, Inc.
                         ------------------------------
                         (Former name or former address,
                          if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  8.01  OTHER  EVENTS

BioStem, Inc., formerly National Parking Systems, Inc.(the "Company"), filed a Certificate of Amendment to its Articles of Incorporation with the Secretary of State of Nevada, which became effective in Nevada on November 18, 2005. The amendment effected a name change of the Company to "BioStem, Inc." The amendment also effected a change to the article regarding the Company's Board of Directors to provide that the number of directors may, pursuant to the Bylaws, be increased or decreased by the Board of Directors at any time, provided there shall be no less than one (1) nor more than nine (9) Directors. The amendment was approved by the Company's majority shareholder by a written consent to action without a meeting on November 16, 2005. Notice of the written consent was given to the shareholders of the Company in an information statement mailed to the shareholders of the Company on or about October 27, 2005. The number of shares of the Company outstanding as of the record date of the written consent was 43,425,011 shares and the number of shares entitled to vote was the same. The number of shares which voted to approve the amendment was 30,500,000 shares, which represented a majority of the issued and outstanding shares of the Company.

As a result of the name change, the Company's common stock will trade under the new stock symbol "BTEM" beginning on November 18, 2005.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

Exhibit No.     Description
-----------     -----------

3.1 Certificate of Amendment to the Company's Articles of Incorporation (filed herewith).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSTEM, INC.

By: /s/ Marc Ebersole
    -----------------
       Marc Ebersole
       Chief Executive Officer

Dated:  November 18, 2005

              Certificate of Amendment to Articles of Incorporation
              -----------------------------------------------------
                         For Nevada Profit Corporations
                         ------------------------------
          (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)


1. Name of corporation:     National Parking Systems, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

The name of the Corporation is amended, to reflect a name change of the Corporation to BioStem, Inc. and the Fourth Article regarding the governing Board of Directors is amended and the First Article and Fourth Article shall read as follows:

First:   BioStem, Inc.

Fourth: The number of directors may, pursuant to the Bylaws, be increased or decreased by the Board of Directors at any time, provided there shall be no less than one (1) nor more than nine (9) Directors.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 70.2%.

4. Effective date of filing (optional): November 18, 2005

5.  Officer  Signature: /s/ Marc Ebersole